                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2001


Available Amount to Note Holders:                                                                  5,007,024.95

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                             --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                            --
(iii)       Aggregate of:
              (a) Unreimbursed Servicer Advances                                                      56,194.12
              (b) Servicer Fees from current and prior Collection Period                              36,806.34
              (c) Servicing Charges inadvertently deposited in Collection Account                            --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                              8,880.64
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                                        --
              Class A-2 Note Interest                                                                        --
              Class A-3 Note Interest                                                                 24,673.03
              Class A-4 Note Interest                                                                331,522.69

(viii)      Class B-1 Note Interest                                                                   10,121.72
(ix)        Class B-2 Note Interest                                                                    6,557.05
(x)         Class B-3 Note Interest                                                                    8,607.60
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
              Class A-1 Principal Distribution Amount                                                        --
              Class A-2 Principal Distribution Amount                                                        --
              Class A-3 Principal Distribution Amount                                              4,290,088.14
              Class A-4 Principal Distribution Amount                                                        --
(xii)       Note Insurer Reimbursement Amount                                                                --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal             93,262.79
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             46,631.39
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal             93,262.79
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                             --
(xviii)     Remaining Amount to Residual Holder                                                              --


            Reviewed By:



            -------------------------------------------------------------------
            E. Roger Gebhart
            COO, EVP Capital Markets & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED MAY 1, 2001



                       Initial         Beginning          Base       Additional         Total            Ending          Ending
                      Principal        Principal       Principal      Principal       Principal         Principal      Certificate
     Class             Balance          Balance      Distribution   Distribution     Distribution        Balance         Factor
--------------     --------------   -------------    ------------   ------------     ------------     -------------     ---------
 Class A-1          70,687,140.00              --              --             --               --                --     0.0000000
 Class A-2          53,856,869.00              --              --             --               --                --     0.0000000
 Class A-3          52,510,447.00    5,432,594.69    4,290,088.14             --     4,290,088.14      1,142,506.55     0.0217577
 Class A-4          70,687,140.00   70,687,140.00              --             --               --     70,687,140.00     1.0000000
                   --------------   -------------    ------------   ------------     ------------     -------------     ---------
   Total Class A   247,741,596.00   76,119,734.69    4,290,088.14             --     4,290,088.14     71,829,646.55     0.2899378
 Class B-1           5,385,687.00    1,654,776.88       93,262.79             --        93,262.79      1,561,514.09     0.2899378
 Class B-2           2,692,843.00      827,388.29       46,631.39             --        46,631.39        780,756.90     0.2899378
 Class B-3           5,385,687.00    1,654,776.88       93,262.79             --        93,262.79      1,561,514.10     0.2899378
                   --------------   -------------    ------------   ------------    -------------     -------------
   Total           261,205,813.00   80,256,676.75    4,523,245.10             --     4,523,245.10     75,733,431.64

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of April 30, 2001                                               1,162,517.32
     Investment earnings on amounts in Collection Account                                               6,386.98
     Payments due Collection Account from last 3 business days of Collection Period                   943,220.17
     Additional contribution for terminated trade-ups and rebooked leases                                     --
     Servicer Advance on current Determination Date                                                 2,894,900.48
                                                                                                   -------------
       Available Funds on Payment Date                                                              5,007,024.95
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                                   -------------
  REMAINING AVAILABLE FUNDS                                                                         5,007,024.95
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                         --
                                                                                                   -------------
  REMAINING AVAILABLE FUNDS                                                                         5,007,024.95
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                                56,194.12
     Unreimbursed Servicer Advances paid                                                               56,194.12
                                                                                                   -------------
       Unreimbursed Servicer Advances remaining unpaid                                                        --
                                                                                                   -------------
  REMAINING AVAILABLE FUNDS                                                                         4,950,830.83
SERVICER FEES
     Servicer Fees due                                                                                 36,806.34
     Servicer Fees paid                                                                                36,806.34
                                                                                                   -------------
       Servicer Fees remaining unpaid                                                                         --
                                                                                                   -------------
  REMAINING AVAILABLE FUNDS                                                                         4,914,024.49
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                                --
                                                                                                   -------------
  REMAINING AVAILABLE FUNDS                                                                         4,914,024.49
PREMIUM AMOUNT
     Premium Amount due                                                                                 8,880.64
     Premium Amount paid                                                                                8,880.64
                                                                                                   -------------
       Premium Amount remaining unpaid                                                                        --
                                                                                                   -------------
  REMAINING AVAILABLE FUNDS                                                                         4,905,143.86
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                            416.67
     Indenture Trustee Fee paid                                                                           416.67
                                                                                                   -------------
       Indenture Trustee Fee remaining unpaid                                                                 --
                                                                                                   -------------
  REMAINING AVAILABLE FUNDS                                                                         4,904,727.19
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                     --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                                 75,000.00
                                                                                                   -------------
     Total Indenture Trustee Expenses paid                                                                    --
                                                                                                   -------------
       Indenture Trustee Expenses unpaid                                                                      --

  REMAINING AVAILABLE FUNDS                                                                         4,904,727.19
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                                  --
     Class A-2 Note Interest                                                                                  --
     Class A-3 Note Interest                                                                           24,673.03
     Class A-4 Note Interest                                                                          331,522.69
                                                                                                   -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2001


     Total Class A Interest due                                                                       356,195.72
                                                                                                   -------------
  REMAINING AVAILABLE FUNDS                                                                         4,548,531.47
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                       10,121.72
     Class B-1 Note Interest paid                                                                      10,121.72
                                                                                                   -------------
       Class B-1 Note Interest remaining unpaid                                                               --
                                                                                                   -------------
  REMAINING AVAILABLE FUNDS                                                                         4,538,409.75
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                        6,557.05
     Class B-2 Note Interest paid                                                                       6,557.05
                                                                                                   -------------
       Class B-2 Note Interest remaining unpaid                                                               --
                                                                                                   -------------
  REMAINING AVAILABLE FUNDS                                                                         4,531,852.70
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                        8,607.60
     Class B-3 Note Interest paid                                                                       8,607.60
                                                                                                   -------------
       Class B-3 Note Interest remaining unpaid                                                               --
                                                                                                   -------------
  REMAINING AVAILABLE FUNDS                                                                         4,523,245.10
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                                 4,290,088.14
     Class A Note Principal Balance as of preceding Payment Date                                   76,119,734.69
                                                                                                   -------------
     Class A Base Principal Distribution Amount paid                                                4,290,088.14
                                                                                                   -------------
       Class A Base Principal Distribution Amount remaining unpaid                                            --

     Class A-1 Note Principal Balance as of preceding Payment Date                                            --
     Class A-1 Base Principal Distribution Amount paid                                                        --
                                                                                                   -------------
       Class A-1 Note Principal Balance after distribution on Payment Date                                    --
                                                                                                   -------------
     Remaining Class A Base Principal Distribution Amount                                           4,290,088.14

     Class A-2 Note Principal Balance as of preceding Payment Date                                            --
     Class A-2 Base Principal Distribution Amount paid                                                        --
                                                                                                   -------------
       Class A-2 Note Principal Balance after distribution on Payment Date                                    --

     Remaining Class A Base Principal Distribution Amount                                           4,290,088.14
                                                                                                   -------------
     Class A-3 Note Principal Balance as of preceding Payment Date                                  5,432,594.69
     Class A-3 Base Principal Distribution Amount paid                                              4,290,088.14
                                                                                                   -------------
       Class A-3 Note Principal Balance after distribution on Payment Date                          1,142,506.55

     Remaining Class A Base Principal Distribution Amount                                                     --
                                                                                                   -------------
     Class A-4 Note Principal Balance as of preceding Payment Date                                 70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                                        --
                                                                                                   -------------
       Class A-4 Note Principal Balance after distribution on Payment Date                         70,687,140.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2001


  REMAINING AVAILABLE FUNDS                                                                           233,156.96

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                                    --
     Note Insurer Reimbursement Amount paid                                                                   --
                                                                                                   -------------
     Note Insurer Reimbursement Amount remaining unpaid                                                       --
  REMAINING AVAILABLE FUNDS                                                                           233,156.96

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                                  1,654,776.88
     Class B-1 Base Principal Distribution due                                                         93,262.79
     Class B-1 Base Principal Distribution paid                                                        93,262.79
                                                                                                   -------------
       Class B-1 Base Principal Distribution remaining unpaid                                                 --
       Class B-1 Note Principal Balance after distribution on Payment Date                          1,561,514.09

  REMAINING AVAILABLE FUNDS                                                                           139,894.17

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                                    827,388.29
     Class B-2 Base Principal Distribution due                                                         46,631.39
     Class B-2 Base Principal Distribution paid                                                        46,631.39
                                                                                                   -------------
       Class B-2 Base Principal Distribution remaining unpaid                                                 --
       Class B-2 Note Principal Balance after distribution on Payment Date                            780,756.90
  REMAINING AVAILABLE FUNDS                                                                            93,262.79
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                                  1,654,776.88
     Class B-3 Base Principal Distribution due                                                         93,262.79
     Class B-3 Base Principal Distribution paid                                                        93,262.79
                                                                                                   -------------
       Class B-3 Base Principal Distribution remaining unpaid                                               0.00
       Class B-3 Note Principal Balance after distribution on Payment Date                          1,561,514.10
  REMAINING AVAILABLE FUNDS                                                                                   --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                              --
     Remaining Indenture Trustee Expenses paid                                                                --
                                                                                                   -------------
       Remaining Indenture Trustee Expenses unpaid                                                            --
  REMAINING AVAILABLE FUNDS                                                                                   --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                                 --
     Other Amounts Due Servicer under Servicing Agreement paid                                                --
                                                                                                   -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                    --
  REMAINING AVAILABLE FUNDS                                                                                   --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                             --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                    88,335,206.74
      ADCPB, end of Collection Period                                                          83,811,961.64
                                                                                               -------------
        Base Principal Amount                                                                   4,523,245.10

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                           3,530,349.91
      Servicing Advances collected during the current Collection Period                         3,474,155.79
                                                                                               -------------
        Unreimbursed Servicing Advances as of current Determination Date                           56,194.12

CALCULATION OF INTEREST DUE

                      Beginning                          Current                         Total
                      Principal        Interest         Interest         Overdue        Interest
        Class          Balance           Rate              Due          Interest           Due
      ---------    -------------       --------        ----------       --------        ---------

      Class A-1               --        5.2150%                --             --                --
      Class A-2               --        5.4900%                --             --                --
      Class A-3     5,432,594.69        5.4500%         24,673.03             --         24,673.03
      Class A-4    70,687,140.00        5.6280%        331,522.69             --        331,522.69
      Class B-1     1,654,776.88        7.3400%         10,121.72             --         10,121.72
      Class B-2       827,388.29        9.5100%          6,557.05             --          6,557.05
      Class B-3     1,654,776.88        6.2420%          8,607.60             --          8,607.60
                   -------------        ------         ----------       --------        ----------
                   80,256,676.75        5.7039%        381,482.09             --        381,482.09

CALCULATION OF PRINCIPAL DUE


                         Base               Base                               Total
                       Principal         Principal          Overdue          Principal
        Class        Amount Pct.          Amount           Principal            Due
      ----------     -----------       ------------        ---------       ------------

      Class A          94.845%         4,290,088.14               --       4,290,088.14
      Class B-1         2.062%            93,262.79               --          93,262.79
      Class B-2         1.031%            46,631.39               --          46,631.39
      Class B-3         2.062%            93,262.79               --          93,262.79
                                       ------------        ---------       ------------
                                       4,523,245.10               --       4,523,245.10

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                   88,335,206.74
      Servicer Fee Rate                                                                                0.500%
      One-twelfth                                                                                       1/12
                                                                                               -------------
      Servicer Fee due current period                                                              36,806.34
      Prior Servicer Fee arrearage                                                                        --
                                                                                               -------------
      Servicer Fee due                                                                             36,806.34

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period               76,119,734.69
      Premium Rate                                                                                     0.140%
      One-twelfth                                                                                       1/12
                                                                                               -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2001


      Premium Amount due Current Period                                                             8,880.64
      Prior Premium Amount arrearage                                                                      --
                                                                                                    --------
        Total Premium Amount due                                                                    8,880.64

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                        416.67
      Prior Indenture Trustee Fee arrearage                                                               --
                                                                                                    --------
      Total Indenture Trustee Fee due                                                                 416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                      --
      Prior Indenture Trustee Expenses arrearage                                                          --
                                                                                                    --------
      Total Indenture Trustee Expenses due                                                                --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                               --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                              --
                                                                                                    --------
     Total Other Amounts Due Servicer under Servicing Agreement                                           --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MAY 1, 2001


RESTRICTING EVENT DETERMINATION:


                                                                                                         Yes/No
                                                                                                         ------
     A) Event of Servicer Termination (Yes/No)                                                             No
     B) Note Insurer has Made a Payment (Yes/No)                                                           No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                       No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                    No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE


                                                                                                         Yes/No
                                                                                                         ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                        No
     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the
     Class A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity
     Date, the Class B-1 Maturity Date, the Class B-2 Maturity Date, or the
     Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes,
     Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as
     the case may be.                                                                                      No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


       Section                                           Event                                           Yes/No
       -------                                           -----                                           ------

     6.01(i)     Failure to make payment required                                                           No
     6.01(ii)    Failure to submit Monthly Statement                                                        No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                        No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                              No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                         No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed,
                 withdrawn or dismissed within 60 days                                                      No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                  No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.               No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED MAY 1, 2001


Gross Charge Event Calculation:


                                                                                                 Result
                                                                                                 ------
    Gross Charge Off Ratio Current Period                                                         1.13%
    Gross Charge Off Ratio Prior Period                                                           2.05%
    Gross Charge Off Ratio Second Prior Period                                                    2.92%
                                                                                                  ----
      Average of Gross Charge Off Ratio for Three Periods                                         2.03%
    Maximum Allowed                                                                               2.50%


    Gross Charge Off Ratio:


                          ADCPB of                                                          Gross Charge Off Ratio
                       All Defaulted        Less                          End of Month           Charge Offs/
                         Contracts        Recoveries        Charge Offs        ADCPB                 ADCPB
                       -------------      -----------       -----------   --------------    -----------------------
    Current Period        183,253.50       104,330.54         78,922.96    83,811,961.64             1.13%
    Prior Period          239,705.92        89,059.02        150,646.90    88,335,206.74             2.05%
    Second Prior Period   325,194.74        98,715.94        226,478.80    92,951,624.30             2.92%


Delinquency Event Calculation:


                                                                                                 Results
                                                                                                 -------
    Delinquency Trigger Ratio Current Period                                                      5.42%
    Delinquency Trigger Ratio Prior Period                                                        4.51%
    Delinquency Trigger Ratio Second Prior Period                                                 4.66%
                                                                                                  ----
    Average of Delinquency Trigger Ratios                                                         4.86%
    Maximum Allowed                                                                               7.50%

    Delinquency Trigger Ratio:


                                        A                    B               A/B
                                       ---                  ---              ---
                                     ADCPB of            ADCPB of        Delinquency
                                 Contract > 30 Day    All Contracts        Trigger
                                     Past Due        As of Month-End        Ratio:
                                 -----------------   ---------------     -----------
    Current Period                  4,650,464.86      85,841,710.71         5.42%
    Prior Period                    3,982,619.06      88,335,206.75         4.51%
    Second Prior Period             4,432,517.03      95,073,759.96         4.66%



                            ADCPB         Delinquency Ratio
                            -----         -----------------
    Current               81,191,246           94.58%
    31-60 Days Past Due    2,796,026            3.26%
    61-90 Days Past Due      880,615            1.03%
    91+ Days Past Due        973,824            1.13%
                          ----------          ------
    TOTAL                 85,841,711          100.00%

Substitution Limits


    ADCPB as of Cut-Off Date                                                             269,284,343.00
    Maximum Substitution (10% of Initial)                                                 26,928,434.30

    Prior month Cumulative ADCPB Substituted                                               6,470,186.38
    Current month ADCPB Substituted                                                                  --
                                                                                         --------------
    Cumulative ADCPB Substituted                                                           6,470,186.38

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2001


Available Amount to Note Holders:                                                                  6,688,628.70

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                             --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                            --
(iii)       Aggregate of:
              (a) Unreimbursed Servicer Advances                                                      91,336.85
              (b) Servicer Fees from current and prior Collection Period                              50,890.67
              (c) Servicing Charges inadvertently deposited in Collection Account                            --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                             15,547.16
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                                        --
              Class A-2 Note Interest                                                                        --
              Class A-3 Note Interest                                                                103,825.10
              Class A-4 Note Interest                                                                401,672.54

(viii)      Class B-1 Note Interest                                                                   12,766.05
(ix)        Class B-2 Note Interest                                                                    9,646.97
(x)         Class B-3 Note Interest                                                                    7,638.39
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
              Class A-1 Principal Distribution Amount                                                        --
              Class A-2 Principal Distribution Amount                                                        --
              Class A-3 Principal Distribution Amount                                              5,730,178.93
              Class A-4 Principal Distribution Amount                                                        --
(xii)       Note Insurer Reimbursement Amount                                                                --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal            124,569.12
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal             62,284.56
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal             77,855.70
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                             --
(xviii)     Remaining Amount to Residual Holder                                                              --


            Reviewed By:



            -------------------------------------------------------------------
            E. Roger Gebhart
            COO/ EVP Capital Markets & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of April 30, 2001                                               1,250,456.40
     Add: Investment earnings on amounts in Collection Account                                          7,730.10
     Add: Payments due Collection Account from last 3 business days of Collection Period              736,861.29
     Less: Amounts inadvertently deposited into collection account                                     (4,030.69)
     Add: Additional contribution for terminated trade-ups and rebooked leases                                --
     Add: Servicer Advance on current Determination Date                                            4,689,550.22
                                                                                                  --------------
       Available Funds on Payment Date                                                              6,688,628.70
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                                  --------------
  REMAINING AVAILABLE FUNDS                                                                         6,688,628.70
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                         --
                                                                                                  --------------
  REMAINING AVAILABLE FUNDS                                                                         6,688,628.70
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                                91,336.85
     Unreimbursed Servicer Advances paid                                                               91,336.85
                                                                                                  --------------
       Unreimbursed Servicer Advances remaining unpaid                                                        --
                                                                                                  --------------
  REMAINING AVAILABLE FUNDS                                                                         6,597,291.85
SERVICER FEES
     Servicer Fees due                                                                                 50,890.67
     Servicer Fees paid                                                                                50,890.67
                                                                                                  --------------
       Servicer Fees remaining unpaid                                                                         --
                                                                                                  --------------
  REMAINING AVAILABLE FUNDS                                                                         6,546,401.18
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                                --
                                                                                                  --------------
  REMAINING AVAILABLE FUNDS                                                                         6,546,401.18
PREMIUM AMOUNT
     Premium Amount due                                                                                15,547.16
     Premium Amount paid                                                                               15,547.16
                                                                                                  --------------
       Premium Amount remaining unpaid                                                                        --
                                                                                                  --------------
  REMAINING AVAILABLE FUNDS                                                                         6,530,854.02
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                            416.67
     Indenture Trustee Fee paid                                                                           416.67
                                                                                                  --------------
       Indenture Trustee Fee remaining unpaid                                                                 --
                                                                                                  --------------
  REMAINING AVAILABLE FUNDS                                                                         6,530,437.35
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                     --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                                75,000.00
                                                                                                  --------------
     Total Indenture Trustee Expenses paid                                                                    --
                                                                                                  --------------
       Indenture Trustee Expenses unpaid                                                                      --

  REMAINING AVAILABLE FUNDS                                                                         6,530,437.35


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2001



CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                                  --
     Class A-2 Note Interest                                                                                  --
     Class A-3 Note Interest                                                                          103,825.10
     Class A-4 Note Interest                                                                          401,672.54
                                                                                                  --------------
       Total Class A Interest due                                                                     505,497.64
                                                                                                  --------------
  REMAINING AVAILABLE FUNDS                                                                         6,024,939.72
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                       12,766.05
     Class B-1 Note Interest paid                                                                      12,766.05
                                                                                                  --------------
       Class B-1 Note Interest remaining unpaid                                                               --
                                                                                                  --------------
  REMAINING AVAILABLE FUNDS                                                                         6,012,173.66
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                        9,646.97
     Class B-2 Note Interest paid                                                                       9,646.97
                                                                                                  --------------
       Class B-2 Note Interest remaining unpaid                                                               --
                                                                                                  --------------
  REMAINING AVAILABLE FUNDS                                                                         6,002,526.70
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                        7,638.39
     Class B-3 Note Interest paid                                                                       7,638.39
                                                                                                  --------------
       Class B-3 Note Interest remaining unpaid                                                               --
                                                                                                  --------------
  REMAINING AVAILABLE FUNDS                                                                         5,994,888.31
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                                 5,730,178.93
     Class A Note Principal Balance as of preceding Payment Date                                  106,609,094.33
                                                                                                  --------------
     Class A Base Principal Distribution Amount paid                                                5,730,178.93
                                                                                                  --------------
       Class A Base Principal Distribution Amount remaining unpaid                                            --

     Class A-1 Note Principal Balance as of preceding Payment Date                                            --
     Class A-1 Base Principal Distribution Amount paid                                                        --
                                                                                                  --------------
       Class A-1 Note Principal Balance after distribution on Payment Date                                    --

     Remaining Class A Base Principal Distribution Amount                                           5,730,178.93
                                                                                                  --------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                            --
     Class A-2 Base Principal Distribution Amount paid                                                        --
                                                                                                  --------------
       Class A-2 Note Principal Balance after distribution on Payment Date                                    --

     Remaining Class A Base Principal Distribution Amount                                           5,730,178.93
                                                                                                  --------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                 22,489,191.33
     Class A-3 Base Principal Distribution Amount paid                                              5,730,178.93
                                                                                                  --------------
       Class A-3 Note Principal Balance after distribution on Payment Date                         16,759,012.40

     Remaining Class A Base Principal Distribution Amount                                                     --
                                                                                                  --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2001



     Class A-4 Note Principal Balance as of preceding Payment Date                                 84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                                        --
                                                                                                  --------------
        Class A-4 Note Principal Balance after distribution on Payment Date                        84,119,903.00

  REMAINING AVAILABLE FUNDS                                                                           264,709.38

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                                                    --
     Note Insurer Reimbursement Amount paid                                                                   --
                                                                                                  --------------
     Note Insurer Reimbursement Amount remaining unpaid                                                       --
  REMAINING AVAILABLE FUNDS                                                                           264,709.38

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                                  2,317,589.20
     Class B-1 Base Principal Distribution due                                                        124,569.12
     Class B-1 Base Principal Distribution paid                                                       124,569.12
                                                                                                  --------------
       Class B-1 Base Principal Distribution remaining unpaid                                                 --
       Class B-1 Note Principal Balance after distribution on Payment Date                          2,193,020.09

  REMAINING AVAILABLE FUNDS                                                                           140,140.26

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                                  1,158,794.60
     Class B-2 Base Principal Distribution due                                                         62,284.56
     Class B-2 Base Principal Distribution paid                                                        62,284.56
                                                                                                  --------------
       Class B-2 Base Principal Distribution remaining unpaid                                                 --
       Class B-2 Note Principal Balance after distribution on Payment Date                          1,096,510.04

  REMAINING AVAILABLE FUNDS                                                                            77,855.70
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                                  1,448,493.25
     Class B-3 Base Principal Distribution due                                                         77,855.70
     Class B-3 Base Principal Distribution paid                                                        77,855.70
                                                                                                  --------------
       Class B-3 Base Principal Distribution remaining unpaid                                               0.00
       Class B-3 Note Principal Balance after distribution on Payment Date                          1,370,637.55
  REMAINING AVAILABLE FUNDS                                                                                   --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                              --
     Remaining Indenture Trustee Expenses paid                                                                --
                                                                                                  --------------
       Remaining Indenture Trustee Expenses unpaid                                                            --
  REMAINING AVAILABLE FUNDS                                                                                   --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                                 --
     Other Amounts Due Servicer under Servicing Agreement paid                                                --
                                                                                                  --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                    --
  REMAINING AVAILABLE FUNDS                                                                                   --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                             --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED MAY 1, 2001



                        Initial        Beginning           Base         Additional         Total           Ending          Ending
                       Principal       Principal         Principal       Principal        Principal       Principal     Certificate
        Class          Balance          Balance        Distribution    Distribution     Distribution       Balance         Factor
        -----          ---------       ---------       ------------    ------------     ------------    -------------   -----------
 Class A-1           70,688,994.00               --               --             --               --               --     0.0000000
 Class A-2           57,258,085.00               --               --             --               --               --     0.0000000
 Class A-3           48,068,516.00    22,489,191.33     5,730,178.93             --     5,730,178.93    16,759,012.40     0.3486484
 Class A-4           84,119,903.00    84,119,903.00               --             --               --    84,119,903.00     1.0000000
                    --------------   --------------     ------------   ------------     ------------   --------------     ---------
   TOTAL CLASS A    260,135,498.00   106,609,094.33     5,730,178.93             --     5,730,178.93   100,878,915.40     0.3877937
 Class B-1            5,655,120.00     2,317,589.20       124,569.12             --       124,569.12     2,193,020.09     0.3877937
 Class B-2            2,827,560.00     1,158,794.60        62,284.56             --        62,284.56     1,096,510.04     0.3877937
 Class B-3            3,534,450.00     1,448,493.25        77,855.70             --        77,855.70     1,370,637.55     0.3877937
                    --------------   --------------     ------------   ------------     ------------   --------------
   Total            272,152,628.00   111,533,971.39     5,994,888.31             --     5,994,888.31   105,539,083.08

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2001

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                   122,137,609.48
      ADCPB, end of Collection Period                                                         116,142,721.17
                                                                                              --------------
      Base Principal Amount                                                                     5,994,888.31

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                           5,038,395.74
      Servicing Advances collected during the current Collection Period                         4,947,058.89
                                                                                              --------------
      Unreimbursed Servicing Advances as of current Determination Date                             91,336.85

CALCULATION OF INTEREST DUE


                         Beginning                             Current                              Total
                         Principal            Interest        Interest               Overdue       Interest
        Class             Balance               Rate             Due                 Interest        Due
      ---------       --------------          --------        ----------             --------     ----------
      Class A-1                   --           4.9670%                --                   --             --
      Class A-2                   --           5.4500%                --                   --             --
      Class A-3        22,489,191.33           5.5400%        103,825.10                   --     103,825.10
      Class A-4        84,119,903.00           5.7300%        401,672.54                   --     401,672.54
      Class B-1         2,317,589.20           6.6100%         12,766.05                   --      12,766.05
      Class B-2         1,158,794.60           9.9900%          9,646.97                   --       9,646.97
      Class B-3         1,448,493.25           6.3280%          7,638.39                   --       7,638.39
                      --------------          --------        ----------             --------     ----------
                      111,533,971.39           5.7620%        535,549.04                   --     535,549.04

CALCULATION OF PRINCIPAL DUE


                         Base               Base                             Total
                       Principal         Principal           Overdue       Principal
        Class        Amount Pct.          Amount            Principal         Due
      ---------     --------------      ------------        ----------    ------------
      Class A           95.584%         5,730,178.93                --    5,730,178.93
      Class B-1          2.078%           124,569.12                --      124,569.12
      Class B-2          1.039%            62,284.56                --       62,284.56
      Class B-3          1.299%            77,855.70                --       77,855.70
                                        ------------        ----------    ------------
                                        5,994,888.31                --    5,994,888.31

CALCULATION OF SERVICER FEE

      ADCPB as of the prior Calculation Date                                                  122,137,609.48
      Servicer Fee Rate                                                                                0.500%
      One-twelfth                                                                                       1/12
                                                                                              --------------
      Servicer Fee due current period                                                              50,890.67
      Prior Servicer Fee arrearage                                                                        --
                                                                                              --------------
      Servicer Fee due                                                                             50,890.67

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2001

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period              106,609,094.33
      Premium Rate                                                                                     0.175%
      One-twelfth                                                                                       1/12
                                                                                              --------------
      Premium Amount due Current Period                                                            15,547.16
      Prior Premium Amount arrearage                                                                      --
                                                                                              --------------
        Total Premium Amount due                                                                   15,547.16

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                        416.67
      Prior Indenture Trustee Fee arrearage                                                               --
                                                                                              --------------
      Total Indenture Trustee Fee due                                                                 416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                      --
      Prior Indenture Trustee Expenses arrearage                                                          --
                                                                                              --------------
      Total Indenture Trustee Expenses due                                                                --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                               --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                              --
                                                                                              --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                          --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MAY 1, 2001





RESTRICTING EVENT DETERMINATION:


                                                                                                       Yes/No
                                                                                                       ------

          A) Event of Servicer Termination (Yes/No)                                                      No
          B) Note Insurer has Made a Payment (Yes/No)                                                    No
          C) Gross Charge Off Event has Occurred (Yes/No)                                                No
          D) Delinquency Trigger Event has Occurred (Yes/No)                                             No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE


                                                                                                       Yes/No
                                                                                                       ------
          A) Failure to distribute to the Noteholders all or part of any payment of Interest
          required to be made under the terms of such Notes or the Indenture when due; and,              No

          B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class
          A-1 Maturity Date, the Class A-2 Maturity Date, the Class A-3 Maturity Date, the Class
          A-4 Maturity Date, the Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class
          B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding
          Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes,
          Class B-2 Notes, or Class B-3 Notes, as the case may be.                                       No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


            Section                                    Event                                           Yes/No
            -------                                    -----                                           ------
          6.01(i)       Failure to make payment required                                                 No
          6.01(ii)      Failure to submit Monthly Statement                                              No
          6.01(iii)     Failure to Observe Covenants in Servicing Agreement                              No
          6.01(iv)      Servicer consents to appointment of custodian, receiver, etc.                    No
          6.01(v)       Servicer files a voluntary petition for bankruptcy                               No
          6.01(vi)      Petition under bankruptcy laws against Servicer is not stayed, withdrawn or
                        dismissed within 60 days                                                         No
          6.01(vii)     Assignment by Servicer to a delegate its rights under Servicing Agreement        No
          6.01(viii)    Servicer Trigger Event as contained in the Insurance Agreement has occurred.     No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED MAY 1, 2001


Gross Charge Event Calculation:


                                                                                                                    Result
                                                                                                                    ------
     Gross Charge Off Ratio Current Period                                                                           0.28%
     Gross Charge Off Ratio Prior Period                                                                             2.06%
     Gross Charge Off Ratio Second Prior Period                                                                      2.48%
                                                                                                                     -----
       Average of Gross Charge Off Ratio for Three Periods                                                           1.60%
     Maximum Allowed                                                                                                 2.50%

     Gross Charge Off Ratio:


                                  ADCPB of                                                                   Gross Charge Off
                               All Defaulted            Less                             End of Month      Ratio: Charge Offs/
                                  Contracts           Recoveries          Charge Offs       ADCPB                 ADCPB
                               -------------         -----------          -----------    --------------    -------------------
     Current Period               97,255.10           70,530.22            26,724.88     116,142,721.17           0.28%
     Prior Period                374,134.78          164,650.74           209,484.04     122,137,609.48           2.06%
     Second Prior Period         347,435.45           83,851.96           263,583.49     127,553,992.74           2.48%


Delinquency Event Calculation:


                                                                                                           Results
                                                                                                           -------
     Delinquency Trigger Ratio Current Period                                                                5.27%
     Delinquency Trigger Ratio Prior Period                                                                  5.07%
     Delinquency Trigger Ratio Second Prior Period                                                           5.33%
                                                                                                            ------
     Average of Delinquency Trigger Ratios                                                                   5.23%
     Maximum Allowed                                                                                         7.50%

     Delinquency Trigger Ratio:


                                   A                 B
                                  ---               ---                          A/B
                               ADCPB of           ADCPB of                       ---
                           Contract > 30 Day    All Contracts           Delinquency Trigger
                               Past Due        As of Month-End                 Ratio:
                           -----------------   ---------------          --------------------

     Current Period            6,287,067.71      119,273,405.76                5.27%
     Prior Period              6,197,197.36      122,137,609.48                5.07%
     Second Prior Period       6,977,706.63      130,912,124.21                5.33%


                                   ADCPB           Delinquency Ratio
                                   -----           -----------------
     Current                    112,986,338              94.73%
     31-60 Days Past Due          3,338,379               2.80%
     61-90 Days Past Due          1,204,093               1.01%
     91+ Days Past Due            1,744,596               1.46%
                                -----------             -------
     TOTAL                      119,273,406             100.00%

Substitution Limits


     ADCPB as of Cut-Off Date                                                                               226,204,781.43
     Maximum Substitution (10% of Initial)                                                                   22,620,478.14

     Prior month Cumulative ADCPB Substituted                                                                19,459,785.94
     Current month ADCPB Substituted                                                                            296,326.28
                                                                                                            --------------
     Cumulative ADCPB Substituted                                                                            19,756,112.22

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2001


Available Amount to Note Holders:                                                                  4,082,503.68
Reserve Account balance, beginning                                                                 1,270,499.91

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                             --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                            --
(iii)       Aggregate of:
              (a) Unreimbursed Servicer Advances                                                       9,927.76
              (b) Servicer Fees from current and prior Collection Period                              47,097.38
              (c) Servicing Charges inadvertently deposited in Collection Account                            --
(iv)        Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  416.67
(v)         Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --

(vi)        Class A-1 through A-4 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                                        --
              Class A-2 Note Interest                                                                 30,817.92
              Class A-3 Note Interest                                                                105,098.57
              Class A-4 Note Interest                                                                360,555.57
(vii)       Class B Note Interest                                                                     67,198.53
(viii)      Class C Note Interest                                                                     50,086.25
(ix)        Class D Note Interest                                                                     15,289.98

(x)         Class A Base Principal Distribution Amount
              Class A-1 Principal Distribution Amount                                                        --
              Class A-2 Principal Distribution Amount                                              3,152,889.15
              Class A-3 Principal Distribution Amount                                                        --
              Class A-4 Principal Distribution Amount                                                        --
(xi)        Class B Base Principal Distribution Amount                                               297,986.47
(xii)       Class C Base Principal Distribution Amount                                               201,861.81
(xiii)      Class D Base Principal Distribution Amount                                                48,062.33
(xv)        Class E Note Interest                                                                     11,303.57
(xvi)       Class E Principal Distribution Amount                                                     51,907.32
(xviii)     Reserve Account Reimbursement/(Withdrawal)                                              (367,995.61)
(xix)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                    --
(xx)        Remaining Amount to Residual Holder                                                              --


Reserve Account balance, ending                                                                      902,504.30

Disbursements from Reserve Account:
            Interest earned on Reserve Account to Residual Holder                                            --

            Reviewed By:



            -------------------------------------------------------------------
            E. ROGER GEBHART
            COO, EVP CAPITAL MARKETS & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of April 30, 2001                                              958,768.19
     Investment earnings on amounts in Collection Account                                            5,440.11
     Payments due Collection Account from last 3 business days of Collection Period                379,995.51
     Additional contribution for terminated trade-ups and rebooked leases                                  --
     Servicer Advance on current Determination Date                                              2,738,299.87
                                                                                               --------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                             4,082,503.68
     Reserve Account balance                                                                     1,270,499.91
                                                                                               --------------
     TOTAL AVAILABLE FUNDS                                                                       5,353,003.59

Initial Unpaid Amounts inadvertently deposited in Collection Account                                       --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      5,353,003.59

Indemnity Payments paid inadvertently deposited in Collection Account                                      --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      5,353,003.59

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                              9,927.76
     Unreimbursed Servicer Advances paid                                                             9,927.76
                                                                                               --------------
       Unreimbursed Servicer Advances remaining unpaid                                                     --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      5,343,075.83

SERVICER FEES
     Servicer Fees due                                                                              47,097.38
     Servicer Fees paid                                                                             47,097.38
                                                                                               --------------
       Servicer Fees remaining unpaid                                                                      --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      5,295,978.45

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                             --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      5,295,978.45

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                         416.67
     Indenture Trustee Fee paid                                                                        416.67
                                                                                               --------------
       Indenture Trustee Fee remaining unpaid                                                              --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      5,295,561.78

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                  --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                              75,000.00
                                                                                               --------------
     Total Indenture Trustee Expenses paid                                                                 --
                                                                                               --------------
       Indenture Trustee Expenses unpaid                                                                   --
  REMAINING AVAILABLE FUNDS                                                                      5,295,561.78

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2001


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                               --
     Class A-2 Note Interest                                                                        30,817.92
     Class A-3 Note Interest                                                                       105,098.57
     Class A-4 Note Interest                                                                       360,555.57
       Total Class A Interest due                                                                  496,472.06
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      4,799,089.72

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                      67,198.53
     Class B Note Interest paid                                                                     67,198.53
                                                                                               --------------
       Class B Note Interest remaining unpaid                                                              --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      4,731,891.20

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                      50,086.25
     Class C Note Interest paid                                                                     50,086.25
                                                                                               --------------
       Class C Note Interest remaining unpaid                                                              --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      4,681,804.95

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                      15,289.98
     Class D Note Interest paid                                                                     15,289.98
                                                                                               --------------
       Class D Note Interest remaining unpaid                                                              --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      4,666,514.96

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                              3,077,219.81
     Class A Note Principal Balance as of preceding Payment Date                                86,534,946.15
                                                                                               --------------
     Class A Base Principal Distribution Amount paid                                             3,077,219.81
                                                                                               --------------
       Class A Base Principal Distribution Amount remaining unpaid                                         --
     Class A-1 Note Principal Balance as of preceding Payment Date                                         --
     Class A-1 Base Principal Distribution Amount paid                                                     --
                                                                                               --------------
       Class A-1 Note Principal Balance after distribution                                                 --
                                                                                               --------------
     Remaining Class A Base Principal Distribution Amount                                        3,077,219.81
                                                                                               --------------
     Class A-2 Note Principal Balance as of preceding Payment Date                               5,724,691.15
     Class A-2 Base Principal Distribution Amount paid                                           3,077,219.81
                                                                                               --------------
       Class A-2 Note Principal Balance after distribution                                       2,647,471.34
     Remaining Class A Base Principal Distribution Amount                                                  --
                                                                                               --------------
     Class A-3 Note Principal Balance as of preceding Payment Date                              18,823,624.00
     Class A-3 Base Principal Distribution Amount paid                                                     --
                                                                                               --------------
       Class A-3 Note Principal Balance after distribution                                      18,823,624.00
     Remaining Class A Base Principal Distribution Amount                                                  --
                                                                                               --------------
     Class A-4 Note Principal Balance as of preceding Payment Date                              61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                                                     --
                                                                                               --------------
       Class A-4 Note Principal Balance after distribution                                      61,986,631.00
REMAINING AVAILABLE FUNDS                                                                        1,589,295.15

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2001


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                                11,076,680.41
     Class B Base Principal Distribution due                                                       290,834.80
     Class B Base Principal Distribution paid                                                      290,834.80
                                                                                               --------------
       Class B Base Principal Distribution remaining unpaid                                                --
       Class B Note Principal Balance after distribution on Payment Date                        10,785,845.61
  REMAINING AVAILABLE FUNDS                                                                      1,298,460.35

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                                 7,503,557.79
     Class C Base Principal Distribution due                                                       197,017.12
     Class C Base Principal Distribution paid                                                      197,017.12
                                                                                               --------------
       Class C Base Principal Distribution remaining unpaid                                                --
       Class C Note Principal Balance after distribution on Payment Date                         7,306,540.67
  REMAINING AVAILABLE FUNDS                                                                      1,101,443.23

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                                 1,786,560.81
     Class D Base Principal Distribution due                                                        46,908.84
     Class D Base Principal Distribution paid                                                       46,908.84
                                                                                               --------------
      Class D Base Principal Distribution remaining unpaid                                                 --
      Class D Note Principal Balance after distribution on Payment Date                          1,739,651.97
  REMAINING AVAILABLE FUNDS                                                                      1,054,534.39

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                                 --
     Class A-1 Reallocated Principal Distribution                                                          --
                                                                                               --------------
       Class A-1 Note Principal Balance after Reallocation                                                 --
  Remaining Available Funds                                                                      1,054,534.39
                                                                                               --------------
     Class A-2 Note Principal Balance after Base Principal                                       2,647,471.34
     Class A-2 Reallocated Principal Distribution                                                          --
                                                                                               --------------
       Class A-2 Note Principal Balance after Reallocation                                       2,647,471.34
  Remaining Available Funds                                                                      1,054,534.39
                                                                                               --------------
     Class A-3 Note Principal Balance after Base Principal                                      18,823,624.00
     Class A-3 Reallocated Principal Distribution                                                          --
                                                                                               --------------
       Class A-3 Note Principal Balance after Reallocation                                      18,823,624.00
  Remaining Available Funds                                                                      1,054,534.39
                                                                                               --------------
     Class A-4 Note Principal Balance after Base Principal                                      61,986,631.00
     Class A-4 Reallocated Principal Distribution                                                          --
                                                                                               --------------
       Class A-4 Note Principal Balance after Reallocation                                      61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                      1,054,534.39

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                        10,785,845.61
     Class B Reallocated Principal Distribution paid                                                       --
                                                                                               --------------
       Class B Note Principal Balance after Reallocation                                        10,785,845.61
  REMAINING AVAILABLE FUNDS                                                                      1,054,534.39

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2001


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                         7,306,540.67
     Class C Reallocated Principal Distribution paid                                                       --
                                                                                               --------------
       Class C Note Principal Balance after Reallocation                                         7,306,540.67
  REMAINING AVAILABLE FUNDS                                                                      1,054,534.39

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                         1,739,651.97
     Class D Reallocated Principal Distribution paid                                                       --
       Class D Note Principal Balance after Reallocation                                         1,739,651.97
  REMAINING AVAILABLE FUNDS                                                                      1,054,534.39

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                      11,303.57
     Class E Note Interest paid                                                                     11,303.57
                                                                                               --------------
       Class E Note Interest remaining unpaid                                                              --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      1,043,230.82

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                                 1,929,486.23
     Class E Base Principal Distribution due                                                        50,661.55
     Class E Base Principal Distribution paid                                                       50,661.55
                                                                                               --------------
       Class E Base Principal Distribution remaining unpaid                                                --
       Class E Note Principal Balance after distribution on Payment Date                         1,878,824.69
  REMAINING AVAILABLE FUNDS                                                                        992,569.27

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                         1,878,824.69
     Class E Reallocated Principal Distribution paid                                                       --
       Class E Note Principal Balance after Reallocation                                         1,878,824.69
  REMAINING AVAILABLE FUNDS                                                                        992,569.27

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                          --
     Class A-1 Supplemental Principal Distribution                                                         --
                                                                                               --------------
       Class A-1 Note Principal Balance after Supplemental                                                 --
  Remaining Available Funds                                                                        992,569.27
                                                                                               --------------
     Class A-2 Note Principal Balance after Reallocated Principal                                2,647,471.34
     Class A-2 Supplemental Principal Distribution                                                  75,669.34
                                                                                               --------------
       Class A-2 Note Principal Balance after Supplemental                                       2,571,802.00
  Remaining Available Funds                                                                        916,899.93
                                                                                               --------------
     Class A-3 Note Principal Balance after Reallocated Principal                               18,823,624.00
     Class A-3 Supplemental Principal Distribution                                                         --
                                                                                               --------------
       Class A-3 Note Principal Balance after Supplemental                                      18,823,624.00
  Remaining Available Funds                                                                        916,899.93
                                                                                               --------------
     Class A-4 Note Principal Balance after Reallocated Principal                               61,986,631.00
     Class A-4 Supplemental Principal Distribution                                                         --
                                                                                               --------------
       Class A-4 Note Principal Balance after Supplemental                                      61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                        916,899.93

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2001


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                                 10,785,845.61
     Class B Supplemental Principal Distribution paid                                                7,151.68
                                                                                               --------------
       Class B Note Principal Balance after Supplemental                                        10,778,693.93
  REMAINING AVAILABLE FUNDS                                                                        909,748.26

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                                  7,306,540.67
     Class C Supplemental Principal Distribution paid                                                4,844.68
                                                                                               --------------
       Class C Note Principal Balance after Supplemental                                         7,301,695.99
  REMAINING AVAILABLE FUNDS                                                                        904,903.58

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                                  1,739,651.97
     Class D Supplemental Principal Distribution paid                                                1,153.50
                                                                                               --------------
       Class D Note Principal Balance after Supplemental                                         1,738,498.47
  REMAINING AVAILABLE FUNDS                                                                        903,750.08

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                                  1,878,824.69
     Class E Supplemental Principal Distribution paid                                                1,245.78
                                                                                               --------------
       Class E Note Principal Balance after Supplemental                                         1,877,578.91
  REMAINING AVAILABLE FUNDS                                                                        902,504.30

RESERVE FUND
     Required Reserve Fund Amount                                                                1,751,034.78
     Reserve Account Balance, Ending                                                               902,504.30
     Reserve Account Deposit/(Withdrawal)                                                         (367,995.61)
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                                --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                           --
     Remaining Indenture Trustee Expenses paid                                                             --
                                                                                               --------------
       Remaining Indenture Trustee Expenses unpaid                                                         --
  REMAINING AVAILABLE FUNDS                                                                                --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                                 --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2001

CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                      113,033,714.39
     ADCPB, end of Collection Period                                            109,281,007.30
                                                                                --------------
       Base Principal Amount                                                      3,752,707.09

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period              3,131,910.46
     Servicing Advances collected during the current Collection Period            3,121,982.70
                                                                                --------------
       Unreimbursed Servicing Advances as of current Determination Date               9,927.76



CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                     113,033,714.39
     Servicer Fee Rate                                                                   0.500%
     One-twelfth                                                                          1/12
                                                                                --------------
     Servicer Fee due current period                                                 47,097.38
     Prior Servicer Fee arrearage                                                           --
                                                                                --------------
     Servicer Fee due                                                                47,097.38


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                           416.67
     Prior Indenture Trustee Fee arrearage                                                  --
                                                                                --------------
     Total Indenture Trustee Fee due                                                    416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                         --
     Prior Indenture Trustee Expenses arrearage                                             --
                                                                                --------------
     Total Indenture Trustee Expenses due                                                   --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                  --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                 --
                                                                                --------------
     Total Other Amounts Due Servicer under Servicing Agreement                             --



AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END


     Current                                                   107,038,632.44           96.01%
     31 - 60 days past due                                       2,434,379.46            2.18%
     61 - 90 days past due                                         824,704.40            0.74%
     91+ days past due                                           1,187,933.92            1.07%
                                                               --------------
                                                               111,485,650.22

GROSS CHARGE OFF


     ADCPB of All Defaulted Contracts                                               591,606.59
     Less Recoveries                                                                321,419.67
                                                                                --------------
     Total Charge Offs for the period                                               270,186.92

     End of Month ADCPB                                                         109,281,007.30
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                     0.25%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS



                                  Beginning
                 Initial          of Period         Interest                      Interest
   Class         Balance           Balance            Rate       Interest Due       Paid
-------------------------------------------------------------------------------------------
    A-1         30,818,212.00               0.00      5.855%            0.00           0.00
    A-2         31,956,385.00       5,724,691.15      6.460%       30,817.92      30,817.92
    A-3         18,823,624.00      18,823,624.00      6.700%      105,098.57     105,098.57
    A-4         61,986,631.00      61,986,631.00      6.980%      360,555.57     360,555.57
--------------------------------------------------------------------------------------------
  Class A      143,584,852.00      86,534,946.15       6.88%      496,472.06     496,472.06
--------------------------------------------------------------------------------------------
     B          13,570,520.00      11,076,680.41      7.280%       67,198.53      67,198.53
     C           9,192,933.00       7,503,557.79      8.010%       50,086.25      50,086.25
     D           2,188,793.00       1,786,560.81     10.270%       15,289.98      15,289.98
     E           2,363,897.00       1,929,486.23      7.030%       11,303.57      11,303.57
--------------------------------------------------------------------------------------------
Total Notes    170,900,995.00     108,831,231.39       7.06%      640,350.39     640,350.39
--------------------------------------------------------------------------------------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS


                Beginning          (Monthly)         (Reallocated)  (Supplemental)     Total            End           Ending
                of Period          Principal           Principal       Principal     Principal       of Period     Certificate
   Class         Balance             Paid                Paid            Paid          Paid           Balance         Factor
-------------------------------------------------------------------------------------------------------------------------------
    A-1                  0.00               0.00          0.00               0.00           0.00             0.00    0.0000000
    A-2          5,724,691.15       3,077,219.81          0.00          75,669.34   3,152,889.15     2,571,802.00    0.0804785
    A-3         18,823,624.00               0.00          0.00               0.00           0.00    18,823,624.00    1.0000000
    A-4         61,986,631.00               0.00          0.00               0.00           0.00    61,986,631.00    1.0000000
------------------------------------------------------------------------------------------------------------------
  Class A       86,534,946.15       3,077,219.81          0.00          75,669.34   3,152,889.15    83,382,057.00
------------------------------------------------------------------------------------------------------------------
     B          11,076,680.41         290,834.80          0.00           7,151.68     297,986.47    10,778,693.93    0.7942727
     C           7,503,557.79         197,017.12          0.00           4,844.68     201,861.81     7,301,695.99    0.7942727
     D           1,786,560.81          46,908.84          0.00           1,153.50      48,062.33     1,738,498.47    0.7942727
     E           1,929,486.23          50,661.55          0.00           1,245.78      51,907.32     1,877,578.91    0.7942727
------------------------------------------------------------------------------------------------------------------
Total Notes    108,831,231.39       3,662,642.12          0.00          90,064.97   3,752,707.09   105,078,524.30
------------------------------------------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2001

PRINCIPAL PAYMENT CALCULATION


                                   Investor        Investor       Investor                      Supplemental
                (defined)          Monthly        Reallocated   Supplemental       Total         Percentage
                  Class           Principal        Principal      Principal      Principal      of Principal
   Class       Percentage           Amount          Amount         Amount          Amount        Allocated
---------------------------------------------------------------------------------------------------------------
     A                 82.00%       3,077,219.81          0.00       75,669.34   3,152,889.15           84.02%
     B                  7.75%         290,834.80          0.00        7,151.68     297,986.47            7.94%
     C                  5.25%         197,017.12          0.00        4,844.68     201,861.81            5.38%
     D                  1.25%          46,908.84          0.00        1,153.50      48,062.33            1.28%
     E                  1.35%          50,661.55          0.00        1,245.78      51,907.32            1.38%
---------------------------------------------------------------------------------------------------------------
                                    3,662,642.12          0.00       90,064.97   3,752,707.09          100.00%
---------------------------------------------------------------------------------------------------------------

FLOOR CALCULATION


                  Class           Floor Hit?        Floored
   Class         Floors             (Y/N)         Prin Amount
---------------------------------------------------------------
     A                                                 N/A
     B              -                No            290,834.80
     C              -                No            197,017.12
     D              -                No             46,908.84
     E              -                No             50,661.55
---------------------------------------------------------------


(Retained) Certificate Balance    4,202,483.00
Initial OC Percentage                     2.40%

Overcollateralization Balance (prior)             4,202,483.00
Overcollateralization Balance (current)           4,202,483.00
Cumulative Loss Amount                                    0.00
Available Funds+Collection Account-Servicing      5,295,561.78

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MAY 1, 2001


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE


                                                                                                           Yes/No
                                                                                                           ------
A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                                    No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B Maturity Date,
the Class C Maturity Date, the Class D Maturity Date, or the Class E Maturity
Date, as the case may be, on any remaining principal owed on the outstanding
Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B
Notes, Class C Notes, Class D Notes, or Class E Notes, as the case may be.                                   No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


Section                            Event                                                                   Yes/No
-------                            -----                                                                   ------

6.01(i)    Failure to make payment, deposit, transfer, or delivery required                                  No
6.01(ii)   Failure to submit Monthly Statement                                                               No
6.01(iii)  Failure to Observe Covenants in Servicing Agreement                                               No
6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.                                     No
6.01(v)    Servicer files a voluntary petition for bankruptcy                                                No
6.01(vi)   Petition under bankruptcy laws against Servicer is not stayed,
           withdrawn or dismissed within 60 days                                                             No
6.01(vii)  Assignment by Servicer to a delegate its rights under Servicing
           Agreement                                                                                         No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MAY 1, 2001


Available Funds                                                                                           $3,201,147.63
Deposit from Reserve Account                                                                              $  248,570.87
                                                                                                          -------------
Total Available Amount to Note Holders:                                                                   $3,449,718.50

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)        Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account      $        0.00
(ii)       Indemnity Payments paid inadvertently deposited in Collection Account                          $        0.00
(iii)      Aggregate of:
               (a) Unreimbursed Servicer Advances (Other than current Collection Period)                  $   52,256.90
               (b) Servicer Fees from current and prior Collection Period                                 $   72,685.64
(iv)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                    $      416.67
(v)        Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                             $        0.00

(vi)       Class A-1 through A-2 Note Interest on a pari passu basis:
               Class A-1 Note Interest                                                                    $  379,448.48
               Class A-2 Note Interest                                                                    $  644,910.00
(vii)      Class B Note Interest                                                                          $   93,099.33

(viii)     Class A Base Principal Distribution Amount
               Class A-1 Principal Distribution Amount                                                    $2,170,970.36
               Class A-2 Principal Distribution Amount                                                    $        0.00
(ix)       Class B Base Principal Distribution Amount                                                     $        0.00
(x)        Supplemental Interest Reserve Account addition amount                                          $   35,931.13
(xi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                  $        0.00
(xii)      Excess to Trust Certificate Holder                                                             $        0.00




             Reviewed By:



             -------------------------------------------------------------------
             E. Roger Gebhart
             COO/ EVP Capital Markets & Treasurer

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MAY 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of April 30, 2001                                                    1,315,606.58
     Investment earnings on amounts in Collection Account                                                    7,346.36
     Payments due Collection Account from last 3 business days of Collection Period                        715,621.87
     Servicer Advance on current Determination Date                                                      1,162,572.82
     Additional Contribution for loss on termination                                                             0.00
     Deposit from Reserve Account                                                                          248,570.87
     Deposit from Letter of Credit Account                                                                       0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                                     3,449,718.50

Initial Unpaid Amounts inadvertently deposited in Collection Account                                             0.00
  REMAINING AVAILABLE FUNDS                                                                              3,449,718.50

Indemnity Payments paid inadvertently deposited in Collection Account                                            0.00
  REMAINING AVAILABLE FUNDS                                                                              3,449,718.50

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                                     52,256.90
     Unreimbursed Servicer Advances paid                                                                    52,256.90
                                                                                                        -------------
       Unreimbursed Servicer Advances remaining unpaid                                                           0.00
  REMAINING AVAILABLE FUNDS                                                                              3,397,461.60

SERVICER FEES
     Servicer Fees due                                                                                      72,685.64
     Servicer Fees paid                                                                                     72,685.64
                                                                                                        -------------
       Servicer Fees remaining unpaid                                                                            0.00
  REMAINING AVAILABLE FUNDS                                                                              3,324,775.96

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                                   0.00
  REMAINING AVAILABLE FUNDS                                                                              3,324,775.96

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                                 416.67
     Indenture Trustee Fee paid                                                                                416.67
                                                                                                        -------------
       Indenture Trustee Fee remaining unpaid                                                                    0.00
  REMAINING AVAILABLE FUNDS                                                                              3,324,359.29

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                        0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                                              75,000.00
     Total Indenture Trustee Expenses paid                                                                       0.00
                                                                                                        -------------
       Indenture Trustee Expenses unpaid                                                                         0.00
  REMAINING AVAILABLE FUNDS                                                                              3,324,359.29

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest due                                                                           379,448.48
     Class A-1 Note Interest paid                                                                          379,448.48
                                                                                                        -------------
       Class A-1 Interest remaining unpaid                                                                       0.00
     Class A-2 Note Interest due                                                                           644,910.00
     Class A-2 Note Interest paid                                                                          644,910.00
                                                                                                        -------------
       Class A-2 Interest remaining unpaid                                                                       0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MAY 1, 2001


  REMAINING AVAILABLE FUNDS                                                                              2,300,000.81

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                              93,099.33
     Class B Note Interest paid                                                                             93,099.33
                                                                                                        -------------
       Class B Note Interest remaining unpaid                                                                    0.00
  REMAINING AVAILABLE FUNDS                                                                              2,206,901.48


CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance as of preceding Payment Date                                      60,792,813.36
     Class A-1 Base Principal Distribution due                                                           2,170,970.36
     Class A-1 Base Principal Distribution Amount paid                                                   2,170,970.36
                                                                                                        -------------
       Class A-1 Base Principal Distribution remaining unpaid                                                    0.00
       Class A-1 Note Principal Balance after distribution on Payment Date                              58,621,843.01

     Class A-2 Note Principal Balance as of preceding Payment Date                                      99,600,000.00
     Class A-2 Base Principal Distribution due                                                                   0.00
     Class A-2 Base Principal Distribution Amount paid                                                           0.00
                                                                                                        -------------
       Class A-2 Base Principal Distribution remaining unpaid                                                    0.00
       Class A-2 Note Principal Balance after distribution on Payment Date                              99,600,000.00
  REMAINING AVAILABLE FUNDS                                                                                 35,931.13

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
     Class B Note Principal Balance as of preceding Payment Date                                        14,052,729.00
     Class B Base Principal Distribution due                                                                     0.00
     Class B Base Principal Distribution paid                                                                    0.00
                                                                                                        -------------
       Class B Base Principal Distribution remaining unpaid                                                      0.00
       Class B Note Principal Balance after distribution on Payment Date                                14,052,729.00
  REMAINING AVAILABLE FUNDS                                                                                 35,931.13

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
     Supplemental Interest Reserve Account Addition                                                         35,931.13
  REMAINING AVAILABLE FUNDS                                                                                      0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                                 0.00
     Remaining Indenture Trustee Expenses paid                                                                   0.00
                                                                                                        -------------
       Remaining Indenture Trustee Expenses unpaid                                                               0.00
  REMAINING AVAILABLE FUNDS                                                                                      0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                                       0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MAY 1, 2001

RESERVE ACCOUNT: SECTION 3.04(a)
      Initial Reserve Account Balance                                                                   3,312,905.92
      Plus: Earnings for Collection Period per Section 3.04(b)                                             14,113.58
      Less: Withdrawal per Section 3.04(c)                                                                248,570.87
        Ending Reserve Account Balance                                                                  3,078,448.63


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
      Initial Letter of Credit Account Balance                                                                    --
      Plus: Earnings for Collection Period                                                                        --
      Plus: Additions from draws under Section 3.08(b)                                                            --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                                         --
        Ending Letter of Credit Account Balance                                                                   --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)                     35,931.13
      Supplemental Interest Reserve Account Addition (Up to Supplemental Interest                          35,931.13
        Required Amount)
      Supplemental Interest Reserve Account Distribution to Collection Account                                    --


      Supplemental Interest Reserve Required Amount calculation
       Beginning Balance                                                                                  595,338.66
       Plus: Additions (Up to 1% of Initial ADCPB)                                                         35,931.13
       Plus: Earnings for Collection Period                                                                 2,327.87
       Less: Required Distributions, To Collection Account                                                        --
           Ending Supplemental Interest Reserve Account Balance                                           633,597.66

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MAY 1, 2001

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                    174,445,542.37
      ADCPB, end of Collection Period                                                          172,274,572.01
                                                                                               --------------
        Base Principal Amount                                                                    2,170,970.36

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                            1,335,144.41
      Servicing Advances collected during the current Collection Period                          1,282,887.51
                                                                                               --------------
        Unreimbursed Servicing Advances as of current Determination Date                            52,256.90


CALCULATION OF SERVICER FEE

      ADCPB as of the prior Calculation Date                                                   174,445,542.37
      Servicer Fee Rate                                                                                 0.500%
      One-twelfth                                                                                        1/12
                                                                                               --------------
      Servicer Fee due current period                                                               72,685.64
      Prior Servicer Fee arrearage                                                                         --
                                                                                               --------------
      Servicer Fee due                                                                              72,685.64


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                         416.67
      Prior Indenture Trustee Fee arrearage                                                              0.00
                                                                                               --------------
      Total Indenture Trustee Fee due                                                                  416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                     0.00
      Prior Indenture Trustee Expenses arrearage                                                         0.00
                                                                                               --------------
      Total Indenture Trustee Expenses due                                                               0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                              0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                             0.00
                                                                                               --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                         0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MAY 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS


                                Beginning                                                    Total         Total
                 Initial        of Period      Interest        Current          Overdue     Interest     Interest      Interest
   Class         Balance         Balance         Rate       Interest Due       Interest       Due          Paid       Shortfall
-----------------------------------------------------------------------------------------------------------------------------------
    A-1        75,000,000.00   60,792,813.36     7.490%         379,448.48       0.00       379,448.48     379,448.48     0.00
    A-2        99,600,000.00   99,600,000.00     7.770%         644,910.00       0.00       644,910.00     644,910.00     0.00
-----------------------------------------------------------------------------------------------------------------------------------
  Class A     174,600,000.00  160,392,813.36                  1,024,358.48       0.00     1,024,358.48   1,024,358.48     0.00
-----------------------------------------------------------------------------------------------------------------------------------
     B         14,052,729.00   14,052,729.00     7.950%          93,099.33       0.00        93,099.33      93,099.33     0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total Notes   188,652,729.00  174,445,542.36                  1,117,457.81       0.00     1,117,457.81   1,117,457.81     0.00
-----------------------------------------------------------------------------------------------------------------------------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS


                Beginning        Current                           End            Ending
                of Period       Principal      Principal        of Period       Certificate
   Class         Balance           Due            Paid           Balance          Factor
---------------------------------------------------------------------------------------------
    A-1        60,792,813.36    2,170,970.36  2,170,970.36     58,621,843.01      0.78162457
    A-2        99,600,000.00            0.00          0.00     99,600,000.00      1.00000000
---------------------------------------------------------------------------------------------
  Class A     160,392,813.36    2,170,970.36  2,170,970.36    158,221,843.01
---------------------------------------------------------------------------------------------
     B         14,052,729.00            0.00          0.00     14,052,729.00      1.00000000
---------------------------------------------------------------------------------------------
Total Notes   174,445,542.36    2,170,970.36  2,170,970.36    172,274,572.01
---------------------------------------------------------------------------------------------


                                Beginning                  Base Principal      Principal
                Principal       of Period       Overdue      Distribution       Payment
                 Percent         Balance       Principal        Amount           Amount
---------------------------------------------------------------------------------------------
Class A          100.00%    160,392,813.36        0.00      2,170,970.36      2,170,970.36
Class B            0.00%     14,052,729.00        0.00              0.00              0.00
---------------------------------------------------------------------------------------------




Base Principal Amount:          2,170,970.36
Gross Charge Off Event?                   No
Available Funds less Fees:      3,324,359.29

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MAY 1, 2001






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE


                                                                                                           Yes/No
                                                                                                           ------
        a)      Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such
                Notes or the Indenture when due; and,                                                         No
        b)      Failure to distribute to the Noteholders (x) on any Payment
                Date, an amount equal to the principal due on the Outstanding
                Notes as of such Payment Date to the extent that sufficient
                Available Funds are on deposit in the Collection Account of (y)
                on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
                Class B Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2
                Notes, Class B Notes, as the case may be.                                                     No
        c)      Failure on the part of the Trust duly to observe or perform in
                any material respect any other Covenants or Agreements.                                       No
        d)      The Trust shall consent to the appointment of a Custodian,
                Receiver, Trustee, or Liquidator, etc.                                                        No
        e)      The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization in a
                proceeding under any bankruptcy laws etc.                                                     No
        f)      A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as no or hereafter in
                effect, shall be filled and shall be consented to by the Trust or shall not be stayed, withdrawn, or dismissed within 60 days
                thereafter, etc.                                                                              No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


      Section                                                Event                                                 Yes/No
      -------                                                -----                                                 ------

           6.01(i)    Failure to make payment, deposit, transfer, or delivery
                      required                                                                                         No
           6.01(ii)   Failure to submit Monthly Statement                                                              No
           6.01(iii)  Failure to Observe Covenants or Agreements in Transaction
                      Documents                                                                                        No
           6.01(iv)   Servicer consents to appointment of custodian, receiver,
                      etc.                                                                                             No
           6.01(v)    Servicer files a voluntary petition for bankruptcy                                               No
           6.01(vi)   Petition under bankruptcy laws against Servicer is not
                      stayed, withdrawn or dismissed within 60 days                                                    No
           6.01(vii)  Assignment by Servicer to a delegate its rights under
                      Servicing Agreement                                                                              No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED MAY 1, 2001



AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
                       Current                                                             168,870,097.40             98.02%
                       31 - 60 days past due                                                 2,955,302.69              1.72%
                       61 - 90 days past due                                                   449,171.92              0.26%
                       91+ days past due                                                             0.00              0.00%
                                                                                           --------------
                                                                                           172,274,572.01


PUTBACK SUMMARY
                      Defaults for Related Collection Period                                                     281,816.07
                        Total Defaulted Contracts                                                              1,838,853.68
                      Recoveries from Reserve Account for Current Period                                         248,570.87
                       Total Recoveries from Reserve Account                                                   1,615,056.24
                      Net Remaining Defaulted                                                                    223,797.44
                      Recoveries from Source Recourse (Up to Available Source Recourse)                                0.00
                      Recoveries from Draw on Letter of Credit Account                                                 0.00


10% LIMITED RECOURSE AMOUNT
                      Beginning Amount available under 10% limited recourse                                   19,238,909.32
                      Beginning % available under 10% limited recourse                                               9.0858%
                      Current months buy backs under 10% limited recourse obligation                             266,434.11
                      Cumulative amount bought back under 10% limited recourse obligation                      1,758,912.90
                      Cumulative % bought back under 10% limited recourse obligation                                 0.0000%


LETTERS  OF CREDIT
                      Beginning Value of the 2 Letters of Credit                                              20,000,000.00
                      Amount of step down in the Letters of Credit                                                     0.00
                      Ending Value of the 2 Letters of Credit                                                 20,000,000.00



LETTER OF CREDIT DRAW EVENTS                                                                                  (NO/YES)
                                                                                                              --------

                      (i) Non Performance of Buy Back Obligation - Deposit full amount of both LOCs (No/Yes):     No

                      (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC:
                      Northern Trust Company (Downgraded below Aa/AA by Moodys and S&P respectively)              No
                      Bank One (Downgraded below Aa/A by Moodys and S&P respectively)                             No

                      (iii) Non-Renewal of Letters of Credit for 364 days by issuing or confirming bank:          No
                            Deposit full amount of relevant LOC:
                      Draw on Letters of Credit?                                                                  No

                      If a draw on the letters of credit, amount deposited in Letter of Credit Account                 0.00



GROSS CHARGE EVENT CALCULATION:                                                                 Result
                                                                                                ------
                      Defaulted Contracts Current Period                                          281,816
                      Total Defaulted Contracts Prior Period                                    1,557,038
                                                                                              -----------
                      Total ADCPB of all Defaulted Contracts                                    1,838,854
                      Total Initial ADCPB                                                     188,652,729
                                                                                              -----------
                        % Total Defaulted                                                           0.97%
                      Maximum Allowed                                                              10.00%

Gross Charge Off Event:                                                                                          No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2001


Available Amount to Note Holders:                                                                     5,625,307.39
Reserve Account balance, beginning                                                                      601,814.65

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                                --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                               --
(iii)       Aggregate of:
              (a) Unreimbursed Servicer Advances                                                                --
              (b) Servicer Fees from current and prior Collection Period                                 66,265.46
              (c) Servicing Charges inadvertently deposited in Collection Account                               --
(iv)        Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                     416.67
(v)         Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                       --

(vi)        Class A-1 through A-4 Note Interest on a pari passu basis:
              Class A-1 Note Interest                                                                           --
              Class A-2 Note Interest                                                                   173,131.93
              Class A-3 Note Interest                                                                   320,780.10
              Class A-4 Note Interest                                                                   210,522.36
(vii)       Class B Note Interest                                                                       133,383.97
(viii)      Class C Note Interest                                                                        84,459.35
(ix)        Class D Note Interest                                                                        39,517.36

(x)         Class A Base Principal Distribution Amount
              Class A-1 Principal Distribution Amount                                                           --
              Class A-2 Principal Distribution Amount                                                 3,887,442.59
              Class A-3 Principal Distribution Amount                                                           --
              Class A-4 Principal Distribution Amount                                                           --
(xi)        Class B Base Principal Distribution Amount                                                  499,992.61
(xii)       Class C Base Principal Distribution Amount                                                  299,995.57
(xiii)      Class D Base Principal Distribution Amount                                                   99,998.53
(xv)        Class E Note Interest                                                                        25,742.08
(xvi)       Class E Principal Distribution Amount                                                        97,498.56
(xviii)     Reserve Account Reimbursement/(Withdrawal)                                                 (313,839.75)
(xix)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                       --
(xx)        Remaining Amount to Residual Holder                                                                 --


Reserve Account balance, ending                                                                         287,974.90

Disbursements from Reserve Account:
            Interest earned on Reserve Account to Residual Holder                                               --

            Reviewed By:



             -------------------------------------------------------------------
            E. ROGER GEBHART
            COO/ EVP CAPITAL MARKETS & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2001

AVAILABLE FUNDS
     Collection Account balance, as of April 30, 2001                                              204,740.62
     Investment earnings on amounts in Collection Account                                            8,564.10
     Payments due Collection Account from last 3 business days of Collection Period              1,390,398.30
     Additional contribution for terminated trade-ups and rebooked leases                            1,481.92
     Servicer Advance on current Determination Date                                              4,020,122.45
                                                                                               --------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                             5,625,307.39
     Reserve Account balance                                                                       601,814.65
                                                                                               --------------
     TOTAL AVAILABLE FUNDS                                                                       6,227,122.04

Initial Unpaid Amounts inadvertently deposited in Collection Account                                       --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      6,227,122.04

Indemnity Payments paid inadvertently deposited in Collection Account                                      --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      6,227,122.04

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                                    --
     Unreimbursed Servicer Advances paid                                                                   --
                                                                                               --------------
       Unreimbursed Servicer Advances remaining unpaid                                                     --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      6,227,122.04

SERVICER FEES
     Servicer Fees due                                                                              66,265.46
     Servicer Fees paid                                                                             66,265.46
                                                                                               --------------
       Servicer Fees remaining unpaid                                                                      --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      6,160,856.58

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                             --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      6,160,856.58

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                         416.67
     Indenture Trustee Fee paid                                                                        416.67
                                                                                               --------------
       Indenture Trustee Fee remaining unpaid                                                              --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      6,160,439.92

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                  --
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                              75,000.00
                                                                                               --------------
     Total Indenture Trustee Expenses paid                                                                 --
                                                                                               --------------
       Indenture Trustee Expenses unpaid                                                                   --
  REMAINING AVAILABLE FUNDS                                                                      6,160,439.92

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2001

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                               --
     Class A-2 Note Interest                                                                       173,131.93
     Class A-3 Note Interest                                                                       320,780.10
     Class A-4 Note Interest                                                                       210,522.36
       Total Class A Interest due                                                                  704,434.39
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      5,456,005.53

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                     133,383.97
     Class B Note Interest paid                                                                    133,383.97
                                                                                               --------------
       Class B Note Interest remaining unpaid                                                              --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      5,322,621.56

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                      84,459.35
     Class C Note Interest paid                                                                     84,459.35
                                                                                               --------------
       Class C Note Interest remaining unpaid                                                              --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      5,238,162.21

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                      39,517.36
     Class D Note Interest paid                                                                     39,517.36
                                                                                               --------------
       Class D Note Interest remaining unpaid                                                              --
                                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                                      5,198,644.85

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                              3,798,031.42
     Class A Note Principal Balance as of preceding Payment Date                               113,076,025.40
                                                                                               --------------
     Class A Base Principal Distribution Amount paid                                             3,798,031.42
                                                                                               --------------
       Class A Base Principal Distribution Amount remaining unpaid                                         --
     Class A-1 Note Principal Balance as of preceding Payment Date                                         --
     Class A-1 Base Principal Distribution Amount paid                                                     --
                                                                                               --------------
       Class A-1 Note Principal Balance after distribution                                                 --
                                                                                               --------------
     Remaining Class A Base Principal Distribution Amount                                        3,798,031.42
                                                                                               --------------
     Class A-2 Note Principal Balance as of preceding Payment Date                              28,266,437.40
     Class A-2 Base Principal Distribution Amount paid                                           3,798,031.42
                                                                                               --------------
       Class A-2 Note Principal Balance after distribution                                      24,468,405.98
     Remaining Class A Base Principal Distribution Amount                                                  --
                                                                                               --------------
     Class A-3 Note Principal Balance as of preceding Payment Date                              51,393,341.00
     Class A-3 Base Principal Distribution Amount paid                                                     --
                                                                                               --------------
       Class A-3 Note Principal Balance after distribution                                      51,393,341.00
     Remaining Class A Base Principal Distribution Amount                                                  --
                                                                                               --------------
     Class A-4 Note Principal Balance as of preceding Payment Date                              33,416,247.00
     Class A-4 Base Principal Distribution Amount paid                                                     --
                                                                                               --------------
       Class A-4 Note Principal Balance after distribution                                      33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                      1,400,613.43

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2001




CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                                20,599,840.35
     Class B Base Principal Distribution due                                                       488,492.78
     Class B Base Principal Distribution paid                                                      488,492.78
                                                                                               --------------
       Class B Base Principal Distribution remaining unpaid                                                --
       Class B Note Principal Balance after distribution on Payment Date                        20,111,347.56
  REMAINING AVAILABLE FUNDS                                                                        912,120.65

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                                12,359,904.40
     Class C Base Principal Distribution due                                                       293,095.68
     Class C Base Principal Distribution paid                                                      293,095.68
                                                                                               --------------
       Class C Base Principal Distribution remaining unpaid                                                --
       Class C Note Principal Balance after distribution on Payment Date                        12,066,808.73
  REMAINING AVAILABLE FUNDS                                                                        619,024.97

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                                 4,119,968.46
     Class D Base Principal Distribution due                                                        97,698.57
     Class D Base Principal Distribution paid                                                       97,698.57
                                                                                               --------------
       Class D Base Principal Distribution remaining unpaid                                                --
       Class D Note Principal Balance after distribution on Payment Date                         4,022,269.89
  REMAINING AVAILABLE FUNDS                                                                        521,326.41

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                                 --
     Class A-1 Reallocated Principal Distribution                                                          --
                                                                                               --------------
       Class A-1 Note Principal Balance after Reallocation                                                 --
  Remaining Available Funds                                                                        521,326.41
                                                                                               --------------
     Class A-2 Note Principal Balance after Base Principal                                      24,468,405.98
     Class A-2 Reallocated Principal Distribution                                                          --
                                                                                               --------------
       Class A-2 Note Principal Balance after Reallocation                                      24,468,405.98
  Remaining Available Funds                                                                        521,326.41
                                                                                               --------------
     Class A-3 Note Principal Balance after Base Principal                                      51,393,341.00
     Class A-3 Reallocated Principal Distribution                                                          --
                                                                                               --------------
       Class A-3 Note Principal Balance after Reallocation                                      51,393,341.00
  Remaining Available Funds                                                                        521,326.41
                                                                                               --------------
     Class A-4 Note Principal Balance after Base Principal                                      33,416,247.00
     Class A-4 Reallocated Principal Distribution                                                          --
                                                                                               --------------
       Class A-4 Note Principal Balance after Reallocation                                      33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                        521,326.41

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                        20,111,347.56
     Class B Reallocated Principal Distribution paid                                                       --
                                                                                               --------------
       Class B Note Principal Balance after Reallocation                                        20,111,347.56
  REMAINING AVAILABLE FUNDS                                                                        521,326.41

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2001




CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                       12,066,808.73
     Class C Reallocated Principal Distribution paid                                                      --
                                                                                               -------------
       Class C Note Principal Balance after Reallocation                                       12,066,808.73
  REMAINING AVAILABLE FUNDS                                                                       521,326.41

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                        4,022,269.89
     Class D Reallocated Principal Distribution paid                                                      --
       Class D Note Principal Balance after Reallocation                                        4,022,269.89
  REMAINING AVAILABLE FUNDS                                                                       521,326.41

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                     25,742.08
     Class E Note Interest paid                                                                    25,742.08
                                                                                               -------------
       Class E Note Interest remaining unpaid                                                             --
                                                                                               -------------
  REMAINING AVAILABLE FUNDS                                                                       495,584.33

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                                4,016,968.88
     Class E Base Principal Distribution due                                                       95,256.09
     Class E Base Principal Distribution paid                                                      95,256.09
                                                                                               -------------
       Class E Base Principal Distribution remaining unpaid                                               --
       Class E Note Principal Balance after distribution on Payment Date                        3,921,712.79
  REMAINING AVAILABLE FUNDS                                                                       400,328.24

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                        3,921,712.79
     Class E Reallocated Principal Distribution paid                                                      --
       Class E Note Principal Balance after Reallocation                                        3,921,712.79
  REMAINING AVAILABLE FUNDS                                                                       400,328.24

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                         --
     Class A-1 Supplemental Principal Distribution                                                        --
                                                                                               -------------
       Class A-1 Note Principal Balance after Supplemental                                                --
  Remaining Available Funds                                                                       400,328.24
                                                                                               -------------
     Class A-2 Note Principal Balance after Reallocated Principal                              24,468,405.98
     Class A-2 Supplemental Principal Distribution                                                 89,411.17
                                                                                               -------------
       Class A-2 Note Principal Balance after Supplemental                                     24,378,994.81
  Remaining Available Funds                                                                       310,917.06
                                                                                               -------------
     Class A-3 Note Principal Balance after Reallocated Principal                              51,393,341.00
     Class A-3 Supplemental Principal Distribution                                                        --
                                                                                               -------------
       Class A-3 Note Principal Balance after Supplemental                                     51,393,341.00
  Remaining Available Funds                                                                       310,917.06
                                                                                               -------------
     Class A-4 Note Principal Balance after Reallocated Principal                              33,416,247.00
     Class A-4 Supplemental Principal Distribution                                                        --
                                                                                               -------------
       Class A-4 Note Principal Balance after Supplemental                                     33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                       310,917.06

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 2001




CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                                 20,111,347.56
     Class B Supplemental Principal Distribution paid                                               11,499.83
                                                                                                 ------------
       Class B Note Principal Balance after Supplemental                                        20,099,847.73
  REMAINING AVAILABLE FUNDS                                                                        299,417.23

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                                 12,066,808.73
     Class C Supplemental Principal Distribution paid                                                6,899.90
                                                                                                 ------------
       Class C Note Principal Balance after Supplemental                                        12,059,908.83
  REMAINING AVAILABLE FUNDS                                                                        292,517.34

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                                  4,022,269.89
     Class D Supplemental Principal Distribution paid                                                2,299.97
                                                                                                 ------------
       Class D Note Principal Balance after Supplemental                                         4,019,969.93
  REMAINING AVAILABLE FUNDS                                                                        290,217.37

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                                  3,921,712.79
     Class E Supplemental Principal Distribution paid                                                2,242.47
                                                                                                 ------------
       Class E Note Principal Balance after Supplemental                                         3,919,470.32
  REMAINING AVAILABLE FUNDS                                                                        287,974.90

RESERVE FUND
     Required Reserve Fund Amount                                                                2,114,952.31
     Reserve Account Balance, Ending                                                               287,974.90
     Reserve Account Deposit/(Withdrawal)                                                         (313,839.75)
                                                                                                 ------------
  REMAINING AVAILABLE FUNDS                                                                                --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                           --
     Remaining Indenture Trustee Expenses paid                                                             --
                                                                                                 ------------
       Remaining Indenture Trustee Expenses unpaid                                                         --
  REMAINING AVAILABLE FUNDS                                                                                --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                                 --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                      159,037,097.63
      ADCPB, end of Collection Period                                                            154,152,169.76
                                                                                                ---------------
        Base Principal Amount                                                                      4,884,927.87

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                              4,562,382.55
      Servicing Advances collected during the current Collection Period                            4,562,382.55
                                                                                                ---------------
        Unreimbursed Servicing Advances as of current Determination Date                                     --


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                     159,037,097.63
      Servicer Fee Rate                                                                                   0.500%
      One-twelfth                                                                                          1/12
                                                                                                ---------------
      Servicer Fee due current period                                                                 66,265.46
      Prior Servicer Fee arrearage                                                                           --
                                                                                                ---------------
      Servicer Fee due                                                                                66,265.46

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                           416.67
      Prior Indenture Trustee Fee arrearage                                                                  --
                                                                                                ---------------
      Total Indenture Trustee Fee due                                                                    416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                         --
      Prior Indenture Trustee Expenses arrearage                                                             --
                                                                                                ---------------
      Total Indenture Trustee Expenses due                                                                   --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                                  --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                 --
                                                                                                ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                             --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END


      Current                                                        150,326,254.02              95.58%
      31 - 60 days past due                                            3,442,778.42               2.19%
      61 - 90 days past due                                            1,181,373.94               0.75%
      91+ days past due                                                2,319,477.59               1.47%
                                                                    ---------------
                                                                     157,269,883.97

GROSS CHARGE OFF
      ADCPB of All Defaulted Contracts                                                      372,840.23
      Less Recoveries                                                                        93,163.55
                                                                                        --------------
      Total Charge Offs for the period                                                      279,676.68

      End of Month ADCPB                                                                154,152,169.76
      Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                            0.18%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS


                                  Beginning
                 Initial          of Period        Interest                       Interest
   Class         Balance           Balance           Rate       Interest Due        Paid
----------------------------------------------------------------------------------------------
    A-1         50,018,622.00               0.00     6.938%            0.00           0.00
    A-2         29,609,332.00      28,266,437.40     7.350%      173,131.93     173,131.93
    A-3         51,393,341.00      51,393,341.00     7.490%      320,780.10     320,780.10
    A-4         33,416,247.00      33,416,247.00     7.560%      210,522.36     210,522.36
--------------------------------------------------------------------------------------------
  Class A      164,437,542.00     113,076,025.40      7.48%      704,434.39     704,434.39
--------------------------------------------------------------------------------------------
     B          21,149,523.00      20,599,840.35     7.770%      133,383.97     133,383.97
     C          12,689,714.00      12,359,904.40     8.200%       84,459.35      84,459.35
     D           4,229,905.00       4,119,968.46    11.510%       39,517.36      39,517.36
     E           4,124,157.00       4,016,968.88     7.690%       25,742.08      25,742.08
--------------------------------------------------------------------------------------------
Total Notes    206,630,841.00     154,172,707.49      7.69%      987,537.14     987,537.14
--------------------------------------------------------------------------------------------



PRINCIPAL PAYMENTS TO NOTEHOLDERS



                Beginning          (Monthly)      (Reallocated) (Supplemental)     Total            End           Ending
                of Period          Principal       Principal      Principal      Principal       of Period     Certificate
   Class         Balance             Paid             Paid           Paid           Paid          Balance         Factor
----------------------------------------------------------------------------------------------------------------------------
    A-1                  0.00               0.00          0.00            0.00           0.00             0.00    0.0000000
    A-2         28,266,437.40       3,798,031.42          0.00       89,411.17   3,887,442.59    24,378,994.81    0.8233551
    A-3         51,393,341.00               0.00          0.00            0.00           0.00    51,393,341.00    1.0000000
    A-4         33,416,247.00               0.00          0.00            0.00           0.00    33,416,247.00    1.0000000
---------------------------------------------------------------------------------------------------------------
  Class A      113,076,025.40       3,798,031.42          0.00       89,411.17   3,887,442.59   109,188,582.81
---------------------------------------------------------------------------------------------------------------
     B          20,599,840.35         488,492.78          0.00       11,499.83     499,992.61    20,099,847.73    0.9503688
     C          12,359,904.40         293,095.68          0.00        6,899.90     299,995.57    12,059,908.83    0.9503688
     D           4,119,968.46          97,698.57          0.00        2,299.97      99,998.53     4,019,969.93    0.9503688
     E           4,016,968.88          95,256.09          0.00        2,242.47      97,498.56     3,919,470.32    0.9503688
---------------------------------------------------------------------------------------------------------------
Total Notes    154,172,707.49       4,772,574.54          0.00      112,353.33   4,884,927.87   149,287,779.62
---------------------------------------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 2001


PRINCIPAL PAYMENT CALCULATION



                                   Investor        Investor       Investor                      Supplemental
                (defined)          Monthly        Reallocated   Supplemental       Total         Percentage
                  Class           Principal        Principal      Principal      Principal      of Principal
   Class       Percentage           Amount          Amount         Amount          Amount        Allocated
---------------------------------------------------------------------------------------------------------------
     A                 77.75%       3,798,031.42          0.00       89,411.17   3,887,442.59           79.58%
     B                 10.00%         488,492.78          0.00       11,499.83     499,992.61           10.24%
     C                  6.00%         293,095.68          0.00        6,899.90     299,995.57            6.14%
     D                  2.00%          97,698.57          0.00        2,299.97      99,998.53            2.05%
     E                  1.95%          95,256.09          0.00        2,242.47      97,498.56            2.00%
---------------------------------------------------------------------------------------------------------------
                                    4,772,574.54          0.00      112,353.33   4,884,927.87          100.00%
---------------------------------------------------------------------------------------------------------------

FLOOR CALCULATION


                  Class     Floor Hit?         Floored
   Class         Floors      (Y/N)           Prin Amount
---------------------------------------------------------
     A                                          N/A
     B                -         No            488,492.78
     C                -         No            293,095.68
     D                -         No             97,698.57
     E                -         No             95,256.09
---------------------------------------------------------


(Retained) Certificate Balance      4,864,390.14
Initial OC Percentage                       2.30%

Overcollateralization Balance (prior)             4,864,390.14
Overcollateralization Balance (current)           4,864,390.14
Cumulative Loss Amount                                    0.00
Available Funds+Collection Account-Servicing      6,160,439.92

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MAY 1, 2001






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE


                                                                                                           Yes/No
                                                                                                           ------
    A) Failure to distribute to the Noteholders all or part of any payment of
    Interest required to be made under the terms of such Notes or the Indenture when
    due; and,                                                                                                 No

    B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment
    Date to the extent that sufficient Available Funds are on deposit in the
    Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
    Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B
    Maturity Date, the Class C Maturity Date, the Class D Maturity Date, or the
    Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
    Notes, Class B Notes, Class C Notes, Class D Notes, or Class E Notes, as the
    case may be.                                                                                              No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


     Section                                 Event                                                        Yes/No
    ---------                                ------                                                      -------
    6.01(i)     Failure to make payment, deposit, transfer, or delivery required                             No
    6.01(ii)    Failure to submit Monthly Statement                                                          No
    6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                          No
    6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                No
    6.01(v)     Servicer files a voluntary petition for bankruptcy                                           No
    6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed
                within 60 days                                                                               No
    6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                    No